EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeff Eliot Margolis, the Senior Vice President, Chief Financial Officer, Treasurer and Secretary of RespireRx Pharmaceuticals Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 17, 2023	By:	/s/ Jeff Eliot Margolis
Jeff Eliot Margolis
Senior Vice President Chief Financial Officer, Treasurer and Secretary